SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700 Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Merger with Cabot Industrial Value Fund

We previously disclosed on a Form 8-K filed on July 26, 2005, dated July 21, 2005, the completion of our merger with Cabot Industrial Value Fund, Inc. (“Cabot”), an unrelated, privately held third party, through which we acquired all of the outstanding shares of Cabot’s common stock.  The aforementioned Form 8-K was filed without the requisite financial information.  Accordingly, we are filing this Form 8-K/A to include that financial information.  Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2004 are required. We are not aware of any material factors relating to this acquisition, except as disclosed in the notes to the financial statements, that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 8.01 Other Events

Purchase of the Blackhawk Portfolio

On June 13, 2005, we acquired a fee interest in a portfolio of six buildings; five buildings comprising approximately 1.1 million rentable square feet located in Chicago, Illinois and one building comprising 300,000 rentable square feet located in Memphis, Tennessee, collectively referred to as the “Blackhawk” portfolio.  Blackhawk is currently 86.2% occupied by six customers and was acquired for a total estimated investment of approximately $59.5 million (which includes an acquisition fee of $575,380 that is payable to Dividend Capital Advisors LLC, our advisor), which was paid from net proceeds from our public and private offerings and debt proceeds.

Blackhawk was acquired from a unrelated third party.  The purchase price was determined through negotiations between the seller and our advisor.

The acquisition of Blackhawk is individually insignificant in that its net book value does not constitute a “significant amount of assets” as such term is defined pursuant to Form 8-K.  However, we have caused certain financial information to be prepared in respect to Blackhawk and we are making this financial information available in this Form 8-K/A.  Due to the non-related party nature of this transaction, we are only providing an audited statement for the year ended December 31, 2004. We are not aware of any material factors relating to this acquisition other than as disclosed in the notes to the financial statements, which would cause the reported financial information not to be necessarily indicative of future operating results.

Accelerated Filer Status

We are not an “accelerated filer” as defined under Rule 12b-2 under the Securities Exchange Act of 1934, as amended.  We had previously operated as an accelerated filer but we were not and are not obligated to do so.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Cabot Industrial Value Fund

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2005 (Unaudited) and the Year Ended December 31, 2004

Notes to Financial Statements

Blackhawk Portfolio:

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2005 (Unaudited) and the Year Ended December 31, 2004

Notes to Financial Statements

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of December 31, 2004 (Unaudited)

Notes to Pro Forma Consolidated Balance Sheet (Unaudited)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004 (Unaudited)

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2005 (Unaudited)

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

(c) Exhibits:

None.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

September 6, 2005

	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statement of revenues and certain expenses of the Cabot Industrial Value Fund portfolio (“Cabot”) for the year ended December 31, 2004.  This financial statement is the responsibility of Cabot’s management.  Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc.  Material amounts, as described in Note 1 to the statement of revenues and certain expenses, that would not be directly attributable to future operating results of Cabot are excluded, and the financial statement is not intended to be a complete presentation of Cabot’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Cabot for the year ended December 31, 2004, on the basis of accounting described in Note 1.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

July 1, 2005
Denver, Colorado

Cabot Industrial Value Fund

Statement of Revenues and Certain Expenses

	For the Quarter Ended March 31, 2005	For the Year Ended December 31, 2004
	(Unaudited)
Revenues
Rental income	$10,257,123	$24,093,987
Other revenues	2,759,440	5,429,372
Total revenues	$13,016,563	$29,523,359

Certain expenses
Real estate taxes	$1,597,215	$3,121,670
Operating expenses	1,453,720	2,668,728
Insurance	131,974	600,856
Management fees	299,272	696,847
Total certain expenses	$3,482,181	$7,088,101

Excess of revenues over certain expenses	$9,534,382	$22,435,258

The accompanying notes are an integral part of these financial statements.

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of the Cabot Industrial Value Fund portfolio (“Cabot”) for the three months ended March 31, 2005 (unaudited) and the year ended December 31, 2004. Cabot is comprised of 105 properties located in the following twelve markets: Miami, Atlanta, Chicago, Cincinnati, Boston, Baltimore, Charlotte, New Jersey, Columbus, Dallas, Seattle and Southern California. Cabot comprises approximately 11.7 million aggregate rentable square feet and has a current occupancy percentage of 84.3%.

The accompanying statements of revenues and certain expenses includes activity of properties that were originally acquired by Cabot subsequent to January 1, 2004. As such, the operating results of those properties do not reflect a full periods worth of activity. As certain properties within the Cabot portfolio do not reflect a full twelve or three months of operations, these financials are not considered to be indicative of the future operating results for Dividend Capital Trust Inc.  The following table describes the acquisition activity of Cabot.

Period Acquired	Buildings	Square Feet	Percentage of Total Square Feet
2003	40	4,255,449	36.4%
2004 - 1st Quarter	7	792,597	6.8%
2004 - 2nd Quarter	7	1,439,373	12.3%
2004 - 3rd Quarter	14	1,043,515	8.9%
2004 - 4th Quarter	29	3,128,242	26.7%
2005	8	1,040,441	8.9%
	105	11,699,617	100.0%

Dividend Capital Trust Inc. (the “Company”) entered into an agreement on June 17, 2005, to acquire by merger all of the outstanding shares of Cabot Industrial Value Fund, Inc., an unrelated, privately held third party.  Through the Company’s ownership of Cabot Industrial Value Fund Inc, the Company obtained an approximate 87% interest in Cabot Industrial Value Fund LP which owns the Cabot portfolio.

The accounting records of Cabot are maintained on the accrual basis. The accompanying statements of revenues and certain expenses was prepared for the purposes of complying with Rule 3-14 of the Securities and Exchange Commission and excludes certain material items. Such material items include mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Cabot. These statements are not intended to be a complete presentation of Cabot’s revenues and expenses and are not considered to be indicative of the future earnings results for Dividend Capital Trust, Inc. Accordingly, these statements are not representative of actual operations for the periods presented due to the exclusion of revenues and certain expenses which may not be comparable to the proposed future operations of the properties.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Miami, Atlanta, Chicago, Cincinnati, Boston, Baltimore, Charlotte, New Jersey, Columbus, Dallas, Seattle and Southern California regions as well as general overall economic conditions.

Note 2 - Operating Leases

Cabot’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases.  Cabot records rental revenue for the full term of the lease on a straight-line basis.  In the case where the minimum rental payments increase over the life of the lease, Cabot records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received.  This accounting treatment resulted in an increase in rental revenue of $391,366 and $1,124,750 for the three months ended March 31, 2005 and the year ended December 31, 2004, respectively.

Future minimum lease payments due under these leases for the next five years as of December 31, 2004, are as follows:

Year Ending December 31,
2005	$37,623,113
2006	31,687,684
2007	27,977,258
2008	22,551,225
2009	17,828,300
Thereafter	39,494,502
$177,162,082

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statement of revenue and certain expenses.

For the year ended December 31, 2004, there were no tenants who accounted for greater than 10% of either rental revenues or future minimum revenues.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statement of revenues and certain expenses of the Blackhawk portfolio (“Blackhawk”) for the year ended December 31, 2004.  This financial statement is the responsibility of Blackhawk’s management.  Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc.  Material amounts, as described in Note 1 to the statement of revenues and certain expenses, that would not be directly attributable to the future results of Blackhawk are excluded, and the financial statement is not intended to be a complete presentation of Blackhawk’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Blackhawk for the year ended December 31, 2004, on the basis of accounting described in Note 1.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

July 12, 2005
Denver, Colorado

Blackhawk Portfolio

Statements of Revenues and Certain Expenses

	For the Quarter Ended March 31, 2005	For the Year Ended December 31, 2004
	(Unaudited)
Revenues
Rental income	$1,032,547	$3,549,426
Other revenues	184,596	695,230
Total revenues	$1,217,143	$4,244,656

Certain expenses
Real estate taxes	$120,099	$545,002
Operating expenses	90,520	445,284
Insurance	22,431	76,281
Management fees	18,284	76,203
Total certain expenses	$251,334	$1,142,770

Excess of revenues over certain expenses	$965,809	$3,101,886

The accompanying notes are an integral part of these financial statements.

DIVIDEND CAPITAL TRUST INC.

Notes to Statements of Revenues and Certain Expenses

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflects the operations of the Blackhawk portfolio (“Blackhawk”) for the year ended December 31, 2004 and for the quarter ended March 31, 2005 (unaudited).  Blackhawk consists of six buildings; five buildings comprising approximately 1.1 million rentable square feet located in Chicago, Illinois and one building comprising 300,000 rentable square feet located in Memphis, Tennessee.  As of December 31, 2004, and as of June 13, 2005 (the date of acquisition), Blackhawk had an occupancy percentage of 78.9% and 86.2% (unaudited).

Blackhawk was acquired by Dividend Capital Trust Inc. (the “Company”) from an unrelated party on June 13, 2005, for a total expected investment of approximately $59.5 million (which includes an acquisition fee of $575,380 paid to Dividend Capital Advisors LLC, an affiliate), which was paid using net proceeds from the Company’s public and private offerings and the assumption of an existing non-recourse mortgage loan.

The accounting records of Blackhawk are maintained on the accrual basis.  The accompanying statements of revenues and certain expenses was prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and excludes certain material expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Blackhawk.  These statements are not intended to be a complete presentation of Blackhawk’s revenues and expenses.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental markets of the Chicago, Illinois region and the Memphis, Tennessee region as well as general overall economic conditions.

Interim Information (unaudited)

In the opinion of management, the unaudited information for the quarter ended March 31, 2005, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the quarter ended March 31, 2005. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

Blackhawk’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases.  Blackhawk records rental revenue for the full term of the lease on a straight-line basis.  In the case where the minimum rental payments increase over the life of the lease, Blackhawk records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received.  This accounting treatment resulted in a increase in rental revenue of $164,332 and $84,706 (unaudited) for the year ended December 31, 2004, and for the quarter ended March 31, 2005, respectively.

Future minimum lease payments due under these leases for the next five years as of December 31, 2004, are as follows:

Year Ending December 31,
2005	$3,298,063
2006	3,462,842
2007	3,526,877
2008	3,583,244
2009	3,343,976
Thereafter	6,233,755

$23,448,757

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2004, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2004 Revenues	% of Future Minimum Revenues
United Recycling Industries, Inc.	Electronics Recycling / Metal Processing	October 2010 & December 2008	27.9%	23.3%
Fraser Papers Inc.	Paper Product Manufacturer	March 2014	27.1%	38.6%
Remington Arms Company, Inc.	Powder Metal Manufacturer	December 2010	22.9%	21.6%
World Tableware Inc.	Tableware Manufacturer	January 2010	12.2%	12.0%

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to the Cabot Industrial Value Fund portfolio (“Cabot”) and the Blackhawk portfolio (“Blackhawk”) which Dividend Capital Trust Inc. (the “Company”) acquired beginning on June 13, 2005, and ending on July 21, 2005 and for which this Form 8-K/A is being filed.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of March 31, 2005, as adjusted for acquisitions made subsequent to March 31, 2005, the issuance of our common stock and the assumption and issuance of debt made subsequent to March 31, 2005, as if these transactions had occurred on March 31, 2005.

The accompanying unaudited pro forma consolidated statement of operations for the three months ended March 31, 2005, combines our historical operations with (i) the incremental effect of properties acquired during 2005, (ii) the issuance and assumption of debt during 2005 and (iii) the issuance of the Company’s common stock during 2005, as if these transactions had occurred on January 1, 2005. This pro forma statement of operations does not contemplate additional general and administrative expenses that are probable as such expenses are not readily determinable.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2004, combine the historical operations of the Company with (i) the incremental effect of properties acquired during 2004, (ii) the historical operations of properties acquired subsequent to December 31, 2004, (iii) the issuance and assumption of debt during 2004 and subsequent to December 31, 2004 and (iv) the issuance of the Company’s common stock during 2004 and subsequent to December 31, 2004, as if these transactions had occurred on January 1, 2004.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission, including its 2004 Annual Report on Form 10-K filed on March 16, 2005.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Balance Sheet

As of March 31, 2005

(Unaudited)

				Other
	DCT			Pro Forma		Pro Forma
	Historical (1)	Acquisitions		Adjustments		Consolidated

Assets
Investment in real estate, net	$820,289,593	$928,883,083	(2)	$—		$1,749,172,676
Cash and cash equivalents	146,294,961	(322,362,114	)(2)	188,770,020	(3)	12,702,867
Other assets, net	36,350,328	(3,961,816	)(2)	—		32,388,512

Total Assets	$1,002,934,882	$602,559,153		$188,770,020		$1,794,264,055

Liabilities and Stockholders’ Equity
Mortgage note	$223,122,178	$489,086,241	(2)	$—		$712,208,419
Line of credit	8,000	105,633,808	(2)	—		105,641,808
Financing obligation	50,094,047	—		20,832,010	(3)	70,926,057
Accounts payable and other liabilities	32,075,724	7,839,104	(2)	—		39,914,828

Total Liabilities	305,299,949	602,559,153		20,832,010		928,691,112

Minority Interest	1,000	—		—		1,000

Shareholders’ Equity:
Common stock	697,633,933	—		167,938,010	(3)	865,571,943

Total Shareholders’ Equity	697,633,933	—		167,938,010		865,571,943

Total Liabilities and Shareholders’ Equity	$1,002,934,882	$602,559,153		$188,770,020		$1,794,264,055

The accompanying notes are an integral part of this pro forma consolidated financial statement.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)          Reflects the historical consolidated balance sheet of the Company as of March 31, 2005.  Please refer to Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2005.

(2)          Reflects the acquisition of properties acquired subsequent to March 31, 2005.  These properties were acquired using net proceeds from the Company’s public offerings and through the issuance and assumption of debt. The total cost or anticipated cost of these properties, including acquisition costs and acquisition fees payable to an affiliate, was approximately $928.9 million.

(3)          A certain amount of capital was raised through the Company’s public and private offerings subsequent to March 31, 2005, which was used to fund the acquisition of properties subsequent to March 31, 2005.  As such, the net proceeds raised subsequent to March 31, 2005, through July 21, 2005, the date of the latest acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public and private offerings:

Public Offering:

Shares Sold Subsequent to March 31, 2005, through July 21, 2005	17,771,218
Gross Proceeds	$186,597,789
Less Selling Costs	18,659,779
Net Proceeds	$167,938,010

Private Offering:

Gross Proceeds	$22,775,805
Less Selling Costs	1,943,795
Net Proceeds	$20,832,010

Total Proceeds	$188,770,020

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(Unaudited)

						Other
	DCT	2004		2005		Pro Forma		Pro Forma
	Historical (1)	Acquisitions		Acquisitions		Adjustments		Consolidated

REVENUE:
Rental revenue	$35,553,182	$34,981,573	(2)	$83,209,262	(3)	$(1,873,428	)(4)	$151,870,589
Total Income	35,553,182	34,981,573		83,209,262		(1,873,428)		151,870,589

EXPENSES:
Other operating expenses	7,204,725	8,690,211	(2)	19,314,570	(3)	—		35,209,506
Depreciation & amortization	19,273,357	—		—		80,616,386	(5)	99,889,743
Interest expense	5,977,888	—		—		38,118,778	(6)	44,096,666
General and administrative expenses	2,371,591	—		—		—		2,371,591
Asset management fees, related party	1,525,194	—		—		10,382,063	(7)	11,907,257
Total Operating Expenses	36,352,755	8,690,211		19,314,570		129,117,227		193,474,763

Other Income:
Gain on hedging activities	544,561	—		—		—		544,561

NET INCOME (LOSS)	$(255,012)	$26,291,362		$63,894,692		$(130,990,655)		$(41,059,613)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	37,907,838	—		—		61,183,100	(8)	99,090,938

Diluted	37,927,838	—		—		61,183,100	(8)	99,110,938

NET INCOME (LOSS) PER COMMON SHARE
Basic and diluted	$(0.01)							$(0.41)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(1)                                  Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2004.  Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

(2)                                  The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2004, for the year ended December 31, 2004, based on the respective historical operations of such properties for the period prior to acquisition. The properties below were or are anticipated to be acquired with the net proceeds raised from the Company’s public offerings, the assumption of debt and the issuance of new debt.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Eastgate Distribution Center III	3/19/2004	$447,437	$86,824	$360,613
Newpoint Place I	3/31/2004	333,875	66,511	267,364
Northwest and Riverport Centers	5/03/2004	534,002	85,462	448,540
BBR Properties	6/03/2004	2,447,412	766,857	1,680,555
Parkwest / Mid-South	6/08/2004 / 6/29/2004	2,511,255	355,173	2,156,082

Eagles Landing / South Creek	6/08/2004	1,552,298	292,941	1,259,357
Memphis TradeCenter	6/22/2004	1,025,489	119,448	906,041
Trade Pointe III	9/28/2004	607,866	86,315	521,551

Interpark 70	9/30/2004	612,891	175,901	436,990
RN Portfolio	10/01/2004	17,253,271	5,040,835	12,212,436
Cypress	10/22/2004	1,379,465	360,777	1,018,688
Bayside Distribution Center	11/03/2004	1,745,670	362,145	1,383,525
Norcross	11/05/2004	723,808	198,836	524,972
Sky Harbor Distribution Center	11/24/2004	971,172	269,472	701,700
C&L	12/03/2004	594,029	—	594,029
Foothill Business Center	12/09/2004	2,241,633	422,714	1,818,919
Total		$34,981,573	$8,690,211	$26,291,362

(3)                                  The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2005, for the year ended December 31, 2004, based on the respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Wicke’s Distribution Center	1/05/2005	$1,364,081	$162,817	$1,201,264
Iron Run Corporate Center	3/21/2005	479,280	97,567	381,713
Miami Service Center	4/7/2005	552,590	223,846	328,744
Delta Portfolio	4/12/2005	4,336,950	869,953	3,466,997
Miami Commerce Center	4/13/2005	1,315,136	327,455	987,681
Memphis I	2/02/2005 thru 5/13/2005	12,192,328	1,851,081	10,341,247
Bunzel Distribution Center	5/26/2005	452,753	29,939	422,814
Blackhawk Portfolio	6/13/2005	4,244,656	1,142,770	3,101,886
Greens Crossing/Willowbrook Portfolio	7/01/2005	3,630,689	954,027	2,676,662
Beltway Eight Business Park Phase II	7/01/2005	220,153	—	220,153
Binney Smith Distribution Center	7/20/2005	2,176,928	335,484	1,841,444
Cabot Portfolio	7/21/2005	29,523,359	7,088,101	22,435,258
Cabot Portfolio – Incremental (a)	7/21/2005	22,720,359	6,231,530	16,488,829
Total		$83,209,262	$19,314,570	$63,894,692

(a) Cabot acquired certain properties in 2004 and did not have complete historical records for the periods prior to its acquisition.  These amounts have been determined using the historical operating data maintained by Cabot to account for the period prior to Cabot acquiring such properties.

(4)                                  This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS No. 141.

(5)                                  The following table sets forth the initial allocation of land and building and other costs based on the purchase price allocation of those properties acquired during 2004. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
2004 Acquisitions:
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$165,792
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	157,215
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	488,283
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	1,618,547
Parkwest / Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	1,496,997
Eagles Landing / South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	1,053,134
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	528,777
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	298,852
Interpark 70	9/30/2004	1,383,117	7,566,005	8,949,122	586,898
RN Portfolio	10/01/2004	39,512,385	198,963,568	238,475,953	14,334,833
Cypress	10/22/2004	2,627,100	13,054,660	15,681,760	1,101,566
Bayside Distribution Center	11/03/2004	6,874,740	15,253,898	22,128,638	761,347
Norcross	11/05/2004	2,817,450	14,891,476	17,708,926	965,612
Sky Harbor Distribution Center	11/24/2004	2,534,310	7,597,086	10,131,396	558,445
C&L	12/03/2004	2,408,700	16,607,757	19,016,457	1,116,665
Foothill Business Center	12/09/2004	13,314,550	9,111 995	22,426,545	1,486,104
Total		$96,229,704	$491,296,802	$587,526,506	$26,719,067

2005 Acquisitions:
Wicke’s Distribution Center	1/05/2005	$3,190,980	$18,535,450	$21,726,430	$1,384,721
Iron Run Corporate Center	3/21/2005	1,530,796	3,667,495	5,198,291	340,560
Miami Service Center	4/7/2005	1,110,000	3,811,328	4,921,328	536,368
Delta Portfolio	4/12/2005	8,761,667	36,817,211	45,578,878	2,369,549
Miami Commerce Center	4/13/2005	3,049,500	10,769,448	13,818,948	656,177
Memphis I	2/02/2005 thru 5/13/2005	18,087,854	114,739,319	132,827,173	8,821,653
Bunzel Distribution Center	5/26/2005	532,000	3,136,492	3,668,492	294,859
Blackhawk Portfolio	6/13/2005	8,195,379	51,320,940	59,516,319	2,620,146
Greens Crossing/Willowbrook Portfolio	7/01/2005	3,913,618	19,991,196	23,904,814	1,186,031
Beltway Eight Business Park Phase II	7/01/2005	1,390,183	7,101,208	8,491,391	421,298
Binney Smith Distribution Center	7/20/2005	3,930,296	20,076,387	24,006,683	1,191,085
Cabot Portfolio	7/21/2005	112,438,946	574,350,614	686,789,560	34,074,872
Total		$166,131,219	$864,317,088	$1,030,448,307	$53,897,319
Grand Total		$262,360,923	$1,355,613,890	$1,617,974,813	$80,616,386

(6)                                  The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2004, and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$105,633,808	Senior Secured Revolving Credit Facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital 5.15% as of July 21, 2005.)	$5,440,141
$673,508,596	Secured, non-recourse mortgage debt	Stated annual interest rate varying from 4.4% to 7.4%	$32,678,637

		Total	$38,118,778

(7)                                  The Company has entered into an Advisory Agreement with Dividend Capital Advisors LLC, an affiliate, pursuant to which the Company is required to pay an asset management fee equal to 0.75% per annum of the total undepreciated cost of its properties.  This amount represents the pro forma adjustment for such fee pursuant to the Advisory Agreement.

(8)                                  For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the date of latest acquisition, July 21, 2005, have been outstanding since January 1, 2004.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2005

(Unaudited)

				Other
	DCT	2005		Pro Forma		Pro Forma
	Historical (1)	Acquisitions		Adjustments		Consolidated

REVENUE:
Rental revenue	$20,212,435	$20,569,104	(2)	$(253,677	)(3)	$40,527,862
Total Income	20,212,435	20,569,104		(253,677)		40,527,862

EXPENSES:
Other operating expenses	4,818,784	4,956,781	(2)	—		9,775,565
Depreciation & amortization	12,350,161	—		12,653,641	(4)	25,003,802
Interest expense	3,717,621	—		7,608,428	(5)	11,326,049
General and administrative expenses	727,875	—		—		727,875
Asset management fees, related party	1,179,473	—		1,800,479	(6)	2,979,952
Total Operating Expenses	22,793,914	4,956,781		22,062,548		49,813,243

NET INCOME (LOSS)	$(2,581,479)	$15,612,323		$(22,316,225)		$(9,285,381)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	74,420,520	—		24,670,418	(7)	99,090,938

Diluted	74,440,520	—		24,670,418	(7)	99,110,938

NET INCOME (LOSS) PER COMMON SHARE
Basic and diluted	$(0.03)					$(0.09)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

Notes to Pro Forma Consolidated Statement of Operations

For the Quarter Ended March 31, 2005

(Unaudited)

(1)                                  Reflects the historical consolidated statement of operations of the Company for the quarter ended March 31, 2005.  Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

(2)                                  The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2005, for the quarter ended March 31, 2005, based on the respective historical operations of such properties for the period prior to acquisition. These properties were acquired with the net proceeds raised from the Company’s public and private offerings, the assumption of debt and the issuance of new debt.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Wicke’s Distribution Center	1/05/2005	$14,908	$1,779	$13,129
Iron Run Corporate Center	3/21/2005	103,451	21,059	82,392
Miami Service Center	4/7/2005	135,883	55,044	80,839
Delta Portfolio	4/12/2005	1,106,274	249,860	856,414
Miami Commerce Center	4/13/2005	323,394	80,522	242,872
Memphis I	2/02/2005 thru 5/13/2005	2,365,705	394,850	1,970,855
Bunzel Distribution Center	5/26/2005	111,333	7,362	103,971
Blackhawk Portfolio	6/13/2005	1,217,143	251,334	965,809
Greens Crossing/Willowbrook Portfolio	7/01/2005	892,792	234,597	658,195
Beltway Eight Business Park Phase II	7/01/2005	160,322	—	160,322
Binney Smith Distribution Center	7/20/2005	535,310	82,496	452,814
Cabot Portfolio	7/21/2005	13,016,563	3,482,181	9,534,382
Cabot Portfolio – Incremental (a)	7/21/2005	586,026	95,697	490,329
Total		$20,569,104	$4,956,781	$15,612,323

(a) Cabot acquired certain properties in 2005 and did not have complete historical records for the periods prior to its acquisition.  These amounts have been determined using the historical operating data maintained by Cabot to account for the period prior to Cabot acquiring such properties.

(3)           This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS No. 141.

(4)           The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for those properties acquired during 2005. This table also reflects the estimated incremental depreciation and amortization for the 2005 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Wicke’s Distribution Center	1/05/2005	$3,190,980	$18,535,450	$21,726,430	$15,175
Iron Run Corporate Center	3/21/2005	1,530,796	3,667,495	5,198,291	73,710
Miami Service Center	4/7/2005	1,110,000	3,811,328	4,921,328	133,724
Delta Portfolio	4/12/2005	8,761,667	36,817,211	45,578,878	590,764
Miami Commerce Center	4/13/2005	3,049,500	10,769,448	13,818,948	163,595
Memphis I	2/02/2005thru 5/13/2005	18,087,854	114,739,319	132,827,173	1,756,854
Bunzel Distribution Center	5/26/2005	532,000	3,136,492	3,668,492	73,513
Blackhawk Portfolio	6/13/2005	8,195,379	51,320,940	59,516,319	653,242
Greens Crossing/Willowbrook Portfolio	7/01/2005	3,913,618	19,991,196	23,904,814	295,695
Beltway Eight Business Park Phase II	7/01/2005	1,390,183	7,101,208	8,491,391	105,035
Binney Smith Distribution Center	7/20/2005	3,930,296	20,076,387	24,006,683	296,955
Cabot Portfolio	7/21/2005	112,438,946	574,350,614	686,789,560	8,495,379
Total		$166,131,219	$864,317,088	$1,030,448,307	$12,653,641

(5)           The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2005, and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$105,633,808	Senior Secured Revolving Credit Facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital 5.15% as of July 21, 2005).	$1,360,035
$570,033,928	Secured, non-recourse mortgage debt	Stated annual interest rate varying from 4.4% to 7.4%	$6,248,393

		Total	$7,608,428

(6)           The Company has entered into an Advisory Agreement with Dividend Capital Advisors LLC, an affiliate, pursuant to which the Company is required to pay an asset management fee equal to 0.75% per annum of the total undepreciated cost of its properties.  This amount represents the pro forma adjustment for such fee pursuant to the Advisory Agreement.

(7)           For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the date of latest acquisition, July 21, 2005, have been outstanding since January 1, 2004.